This is filed pursuant to Rule 497(e).


Securities Act File No. 333-106971
Investment Company Act File No. 811-21399




AEGIS HIGH YIELD FUND
a series of The Aegis Funds
Supplement dated August 14, 2006 to the
Prospectus dated April 28, 2006 and
amended August 2, 2006

The Fund has opened a new bank account to receive purchases by wire. The following change to the prospectus dated April 28, 2006 and amended August 2, 2006 will take effect as of August 14, 2006.

The following disclosure will replace the eighth paragraph under the heading ABOUT YOUR ACCOUNT - Direct Investment - Opening an Account, under How to Purchase Shares on page 19:


By Wire
To open an account at the Fund and wire money for the initial investment, please complete and sign an Account Application, and before wiring the money, call the Fund at (800) 528-3780 to provide your name and the name of the bank from which you are wiring money. You should be aware that heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire. Money should be wired to:

UMB Bank, n.a.
ABA #101-000-695
FBO: Aegis High Yield Fund
Account #9871418413
(Also include your name in the wiring instructions)


       THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.